Exhibit 10.24

(This is a selective translation to be used for reference only)

Maximum Amount Pledge Contract

(To be used when the Pledgor is a natural person)

S/N: 99062011D97190-2

Pledgor: LI Qiang (“Party A”)

Creditor: China Minsheng Banking Corp., Ltd., Dalian Division (“Party B”)

Legal Representative: ZHAO Hui

Telephone: 0411-82808234

This contract is entered in between Party A and Party B in accordance with the relevant State laws and regulations.

I. Type and Maximum Amount of the Master Claim under the Guarantee

Article 1 The Master Contract hereunder is Medium-to-Small Sized Enterprise Financing Service Contract (S/N: 99062011297190) between Party B and the Master Contract Debtor, Trunkbow Asia Pacific (Shandong) Company Limited; the Master Contract is composed of the specific service contracts, application for the use of the loan and other IOU’s and electronic data thereunder.

Article 2 The maximum amount of the claim guaranteed by Party A is RMB 3,190,000.00 (Three Million and One Hundred Ninety Thousand).

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Exhibit 10.24

This maximum amount is the maximum of the principal balance and shall have the following meaning:

The maximum of the principal balance only refers to the maximum limit of the principal of the master claim and, on the pre-condition that the principal does not exceed the above maximum, all amounts within the scope set forth in Article 5 herein will be guaranteed by Party A.

The outstanding balance of all the principal amount in use by the Master Contract Debtor will not exceed the maximum limit specified in Article 2 herein, but the Master Contract Debtor may apply to reuse the amount of repaid principal on a revolving basis within this limit.

II. Period during Which the Master Claim Is Generated

Article 3 The period during which the master claim is generated has November 9, 2011 as the beginning date and November 8, 2012 as the end date. This provision has the following meaning:

3.1 If the service type is loan service under the Master Contract, then date of release of each of the loan amount shall not be later than the end date above.

3.2 If the service type is the issuance of bank acceptance notes/discounted commercial bills/letters of guarantee under the Master Contract, the dates of issuance of such bank acceptance notes/discounted commercial bills/letters of guarantee shall not be later than the end date above.

3.3 If the Master Contract Debtor is a natural person, no expiration date of the period of performance of the debt obligations guaranteed hereunder shall be later than the end date; if the Master Contract Debtor is a corporate legal or non-legal person, the period of performance of the debt obligations guaranteed hereunder will not be limited by the end date.

III. Term of Performance of the Debt Obligations by the Master Contract Debtor

Article 4 The term of performance of the debt obligations by the Master Contract Debtor is provided in the specific service contracts under the Master Contract.

IV. Scope of the Pledge guarantee

Article 5 The scope of the pledge guarantee is loan principal due, interest, penalty interest, compound interest, default damages, loss compensation, custodian fees for the pledged property and all other fees incurred during the course of realizing Party B’s claims and rights hereunder (including but not limited to litigation fee, arbitration fee, appraisal fee, registration fee, insurance fee, assessment fee, certification fee, legal fee and traveling expenses). All the fees mentioned above shall be included in the scope of the guarantee but not added to the loan principal guarantee hereunder.

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Exhibit 10.24

V. Determination of the Claim under the Guarantee

Article 6 Determination of the claim guaranteed hereunder upon the occurrence of any of the following:

6.1 The period during which the master claim is generated set for in Article 3 herein has expired;

6.2 The creditor under the Master Contract declares all the debt obligations under the Master Contract immediately due in accordance with the law or provision therein;

6.3 Party B exercises its pledgee right in advance in accordance with the provisions of Article 16 herein.

6.4 Other situation regarding the claim under the guarantee as required by law.

Article 7 The determination of the claim guaranteed hereunder will have the following effect:

7.1 All the outstanding loan obligation under the Master Contract at the time of determination of the claim guaranteed hereunder will be included in the scope of the pledge guarantee;

7.2 All other amounts in addition to the principal set forth in Article 7 herein at the time of determination of the claim guaranteed hereunder will be included in the scope of the pledge guarantee;

7.3 Starting from the date of determination of the claim guaranteed hereunder to the time of full repayment of the claim under the guarantee, if there is any occurrence of failure by the Master Contract Debtor to perform its debt obligations, Party B shall have the right to dispose of the pledged property hereunder.

VI. Pledged Items

Article 8 Party A will provide guarantee by pledging his property. The name, type, quantity, quality and location of such pledged property are listed in the Attachment.

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Exhibit 10.24

Article 9 The appraisal or listed value of the pledged property in the Attachment is for reference only; its final value will be based on the net proceeds at the disposition of such property to realize the pledgee right.

Article 10 Party B may request Party A to provide all the valid documents and certificates regarding the pledged property to Party B for safekeeping.

VII. Registration of the Pledge

Article 11 Party A and Party B must proceed to process registration procedures for the pledge within 15 days upon the execution of this contract.

VIII. Occupation and Management of the Pledged Property

Article 12 The pledged property hereunder will be occupied and used by Party A. Party A must keep such property in sound condition and Party B shall have the right to inspect the management of such property.

Article 13 If the pledged property experiences any damage or fire, Party A must immediately notify Party B and take actions to prevent the spread of loss; Party A must also provide to Party B documents of evidence issued by relevant authorities regarding the cause of such damage or fire.

IX. Realization of the Pledgee Right

Article 14 After the claim under the guarantee is determined, Party B shall have the right to exercise its pledgee right at any time and dispose of the pledged property hereunder if there is any occurrence of failure to perform debt obligations by the Master Contract Debtor.

Article 15 When exercising its pledgee right, Party B shall have the option to use the pledged property at a discount to offset debts, sell or auction it off and use the proceeds to satisfy its claims, or to request people’s court to auction it off and use the proceeds to satisfy its claims.

Article 16 Upon the occurrence of any of the following, Party B shall have the right to exercise its right hereunder in advance and use the proceeds to satisfy its claims:

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Exhibit 10.24

16.1 Party A’s violation of the provisions herein, refusal to perform the obligations hereunder, or endangerment of Party B’s pledgee right;

16.2 Party A’s involvement in litigation, arbitration, administrative sanction, thus having adverse effect on the pledged property;

16.3 The creditor declares the debts obligations due in advance in accordance with the provisions of the Master Contract;

16.4 Other situations that render it difficult or impossible for Party B to realize its claims.

Article 17 Party A must provide assistance to Party B in Party B’s disposition of the pledged property.

Article 18 Party B will use any proceeds through the exercise of its pledgee right for repayment in the following order: (1) fees incurred from the realization and exercising of its claims and rights; (2) damage and loss compensation; (3) default damages; (4) compound and penalty interests; (5) past-due interest; (6) interest; (7) principal. And Party B shall have the right to change the above order.

Article 19 If the master claim is in a foreign currency, the proceeds through the exercise of its pledgee right for repayment will be converted at the time of such exercise

X. Insurance

Article 20 Before the execution of this contract, Party A must place insurance on the pledged property at an insurance company acceptable to both with Party B as the primary beneficiary. The insurance policy must be approved by Party B.

Article 21 During the effective period of this pledge, if there is any occurrence of the insured event, the insurance compensation received must be deposited into a special account designated by Party B to be used to repay debts when due.

Article 22 During the effective period of this pledge, Party A must maintain the effectiveness of such insurance.

Article 23 Party A must provide the original copy of the insurance policy to Party B for safekeeping at the time of execution of this contract.

Article 24 During the effective period of this pledge, Party A must not suspend or cancel this insurance for any reason. If the insurance is interrupted, Party B shall have the right to resume such insurance directly for Party A with Party A being responsible for all the fees and premiums

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Exhibit 10.24

XI. Rights and Responsibilities

Article 25 Party A will be responsible for all fees in connection with this contract, including but not limited to legal service fee, registration fee, insurance fee, assessment fee, certification fee, transfer fee and custodian fee.

Article 26 During the effective period of this pledge, no gifting, transfer, lease, re-pledge or disposition in other form of the pledged property shall be valid without Party B’s authorization.

Article 27 During the effective period of this pledge, when the pledgee right is harmed, or likely to be harmed, by a third party, Party A shall have the obligation to take measures to prevent Party B’s rights and interests from being harmed.

Article 28 If there is any change in Party A’s name, address, correspondence address, postal code, home phone, mobile and business phone numbers and any other personal information, Party A must notify Party B within 20 days of such change.

Article 29 If Party A’s action will reduce the value of the pledged property, Party B shall have the right to stop such action. If the value of the pledged property is reduced, Party B shall have the right to demand Party A to restore its value or provide additional pledge.

Article 30 During the effective period of this pledge, the Master Contract Debtor is not required to obtain Party A’s prior consent in its negotiation with Party B regarding making changes to the Master Contract unless such changes involve extension of the term and increase of the principal of the master claim, or the transfer by the Master Contract Debtor of its debt obligations thereunder.

After all the debt obligations have been repaid, Party B must assist Party A in the procedures of cancelling the pledge registration. And Party B will return all the documents and certificates regarding the pledged property to Party A.

Article 31 Party B is not required to notify Party A when it enters contracts or agreement with the Master Contract Debtor regarding other claims and debt obligations under the Master Contract.

Article 32 If Party A learns about the occurrence, or likely occurrence, of any event (including but not limited to Master Contract Debtor’s act of breach, going out of business and bankruptcy) that will harm Party B’s rights and interests, Party A must immediately notify Party B.

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Exhibit 10.24

XII. Liability for Breach

Article 33 After this contract has become effective, either party hereto that fails to perform its obligations hereunder shall bear the corresponding liability for breach and compensate the other party for any resulting loss.

Article 34 Upon occurrence of any of the following on the part of Party A, Party B shall have the right to demand Party A to take remedial measures or provide additional guarantee:

34.1 Withholding information on the joint ownership, dispute, freeze or seizure or pre-existing encumbrances regarding the pledged property;

34.2 Failure to provide complete documents and truthful information about the pledged property;

34.3 Disposition of the pledged property without Party B’s authorization.

Article 35 After this contract has become effective, if Party A refuses to assist Party B in the procedures of registration of the pledged property hereunder, thus causing it impossible to perform the Master Contract, Party A must pay default damages in the amount equal to 10% of the amount of the master claim under the guarantee

XIII. Promises and Warranties

Article 36 Party A has full capacity for civil activities and has the qualification and ability to execute and perform this contract and other related contracts.

Article 37 All documents and certification provided by Party A in connection with this contract are true, valid and legal.

Article 38 Party A has the full, valid and legal disposition right to the pledged property; if it is jointly owned, Party A has obtained consent from the joint owner.

Article 39 Party A warrants that there is no limitation on the pledge and such pledge will not cause any illegal situation. Party A’s intent to provide pledge guarantee is voluntary and true.

Article 40 Party A warrants that the pledged property has not been leased before it is pledged; Party A promises to obtain Party B’s consent before it leases it after it is pledged.

Article 41 Party A warrants that all the ownership or use right certificates regarding the pledged property provided to Party B are authentic, legal and valid.

Article 42 The debt obligations under the Master Contract can be used to repay old debts and Party A will assume its responsibility for maximum guarantee for such debts.

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Exhibit 10.24

XIV. Independence

Article 43 The validity of this contract is independent of the Master Contract and will not become invalid when the Master Contract becomes invalid.

Article 44 The validity of this contract is independent of other guarantee contracts. If there are other guarantees under the Master Contract in addition to the guarantee hereunder, Party A’s responsibility to provide guarantee hereunder shall not be affected or reduced by other guarantees. Party B shall have the right to opt for the exercise of its right hereunder.

XV. Resolution of Dispute

Article 45 All disputes in connection with this Contract must be resolved through consultation; if such consultation fails, the dispute shall be submitted to the people’s court at Party B’s location for resolution.

XVI. Contract Effectuation, Amendment and Dissolution

Article 46 This contract becomes effective upon execution by both parties.

Article 47 Party A and Party B must enter into written agreement regarding the amendment to and the dissolution of this contract.

XVII. Rider

Article 48 Party B has provided detailed explanation of all provisions herein to Party A at the time of execution of This Contract and there is no inconsistence in the understanding of the provisions herein between the parties hereto.

Article 49 Information Disclosure and Inquiry

Pursuant to the relevant laws and regulations or at the request of financial regulation organizations, Party B has the right to enter the information about this contract and other information provided by Party A into the inter-bank credit inquiry system, credit information system and other legally established database. If Party A breaches this contract, Party B has the right to public Party A’s breach and provide the relevant information to collection agencies.

Article 50 Notices and Delivery of Notices

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Exhibit 10.24

50.1 All notices sent by one party to the other must be delivered to the addresses indicated on the first page of this contract.

50.2 If such notice is sent by registered mail, it will be considered received 4 days after it is posted; if by telex or fax, it will be considered received after transmission success acknowledgement is received; if by courier, it will be considered received at the time of delivery by the courier.

Article 51 Force Majeure

If the occurrence of any event of Force Majeure renders it impossible for either party to perform this contract, the affected party must notify the other party within 10 days of such occurrence and provide written certification issued by the local certification agency

Article 52 Public Certification

[None]

Article 53 Other Matters Stipulated between the Party A and Party B

[None]

Article 54 Contract Copies and Effect

This contract has 5 counterparts, with one to Party A, Party B, relevant registration authority and the Master Contract Debtor, and all of them have the same legal effect. The attachments are the inseparable components of this contract and have the same legal effect as the other contents herein.

Party A: /s/ LI Qiang Joint Owner: /s/ DAI Xuesong (signed by LI as agent)

Party B: /company seal/ China Minsheng Banking Corp., Ltd., Dalian Division

Legal Representative: /personal seal/ XU Yongli

November 9, 2011

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Exhibit 10.24

Attachment	List of Pledged Items
(for Land Use Right, Project under Construction, Real Estate)

Summary:
Pledgor:	LI Qiang (“Party A”)
Pledgee:	China Minsheng Banking Corp., Ltd., Dalian Division (“Party B”)

Name of Pledged Item:
Real Estate Property
Location:	Room 1-401, Dongshang Building 1, Lvyou Road, Yangtou Yu, Lixia District
Size:	283.52 square meters + 25.23 square meters
Type:	Residential
Ownership Certificate No.:
Lixia RE No. 1080325
Appraisal Value:
¥3,478,000.00
Under Lease:	No

Pledge Contract Name and No.:
Maximum Amount Pledge Contract (S/N: 99062011D97190-2)

Pledgore:	/s/ LI Qiang
Joint Owner:	/s/ DAI Xuesong (signed by LI as agent)
November 9, 2011

Pledgee:	/company seal/ China Minsheng Banking Corp., Ltd., Dalian Division
Legal Representative: /personal seal/ XU Yongli
November 9, 2011

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